ACCESS FLEX BEAR HIGH YIELD FUND

ACCESS HIGH YIELD FUND

ACCESS MONEY MARKET FUND

Supplement dated June 7, 2006

to the Prospectus dated May 1, 2006

Please note that, subject to approval by Access One Trust’s Board of Trustees, shares of each class of Access High Yield Fund and Access Money Market Fund will no longer be issued, effective on or about July 3, 2006.

Please keep this information with your prospectus for future reference.

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